SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                        CREDIT SUISSE TAX EFFICIENT FUND

The following information supersedes certain information in the fund's Prospectus and Statement of Additional Information.

                  On August 12, 2003, the Board of Trustees of Credit Suisse Tax Efficient Fund (the "Acquired Fund"), a series of Credit Suisse Capital Funds, approved, subject to shareholder approval, a proposed reorganization (the "Reorganization") whereby all of the Acquired Fund's assets and liabilities would be transferred to Credit Suisse Select Equity Fund (the "Acquiring Fund") in exchange for shares of the Acquiring Fund. The Acquired Fund would then be liquidated and shares of the Acquiring Fund would be distributed to the Acquired Fund's shareholders.

                  If the Reorganization is completed, each shareholder of the Acquired Fund would become a shareholder of the Acquiring Fund and would receive on a tax-free basis shares of the Acquiring Fund with the same aggregate net asset value as their shares of beneficial interest of the Acquired Fund. The Reorganization is subject to the completion of certain conditions, including the approval of the Acquired Fund's shareholders. Proxy materials describing the proposed Reorganization will be mailed to shareholders of the Acquired Fund in anticipation of a special meeting of shareholders to be held at a later date.

Dated:  August 13, 2003                                          CSDVI -16-0803
                                                                       2003-057